UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

CALLWAVE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50958	77-0490995
(Commissioner File Number)	(IRS Employer Identification No.)

136 West Canon Perdido Street, Suite A, Santa Barbara, California 93101

(Address of principal executive offices)

(805) 690-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 29, 2006, CallWave, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with David S. Trandal, David Giannini and Colin Kelley effective as of June 1, 2006.

The Employment Agreement with Mr. Trandal provides employment with the Company as Vice President of Operations. Mr. Trandal will report to the Company’s Chief Executive Officer. The Employment Agreement provides that the Company will pay Mr. Trandal a base salary of $190,033, an annual cash bonus of up to thirty percent (30%) of his base salary, and certain other benefits. A copy of Mr. Trandal’s Employment Agreement is attached hereto and incorporated by reference herein as Exhibit 10.1.

The Employment Agreement provides for Mr. Kelley’s employment with the Company as Chief Technology Officer. Mr. Kelley will report to the Company’s Chief Executive Officer. The Employment Agreement provides that the Company will pay Mr. Kelley a base salary of $208,100, an annual cash bonus of up to thirty percent (30%) of his base salary, and certain other benefits. A copy of Mr. Kelley’s Employment Agreement is attached hereto and incorporated by reference herein as Exhibit 10.2.

The Employment Agreement provides for Mr. Giannini’s employment with the Company as Vice President of Engineering. Mr. Giannini will report to the Company’s Chief Executive Officer. The Employment Agreement provides that the Company will pay Mr. Giannini a base salary of $208,100, an annual cash bonus of up to thirty percent (30%) of his base salary, and certain other benefits. A copy of Mr. Giannini’s Employment Agreement is attached hereto and incorporated by reference herein as Exhibit 10.3.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Employment Agreement dated June 1, 2006, between CallWave, Inc. and David S. Trandal.

10.2	Employment Agreement dated June 1, 2006, between Registrant and Colin Kelley.

10.3	Employment Agreement dated June 1, 2006, between Registrant and David Giannini.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLWAVE, INC.,

Date: July 3, 2006	By:	/s/ Mark Stubbs
Mark Stubbs
Chief Financial Officer

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